UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 27, 2007
Date of Report (Date of earliest event reported)
ALTRA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14 Hayward Street
Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 26, 2007, Altra Holdings, Inc. (“the Company”) announced certain unaudited financial results for the first quarter of 2007. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein. On April 27, 2007, the Company held a conference call with inventors to discuss first quarter results. The chart presentation used during the call is attached hereto as Exhibit 99.2 to this report and is incorporated by reference herein.
Item 9.01	Financial Statements and Exhibits

(c) Exhibits
99.1	Press release of Altra Holdings, Inc., dated April 26, 2007, announcing certain unaudited financial results for the first quarter of 2007.

99.2	Charts used during the investor conference call on April 27, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION, INC.
/s/ Michael L. Hurt
	Name:	Michael L. Hurt
Date: April 27, 2007	Title:	Chief Executive Officer

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